EXHIBIT 10.51

AMENDMENT 003
TO
iDEN SUBSCRIBER SUPPLY AGREEMENT
BETWEEN
MOTOROLA, INC.
AND
NEXTEL COMMUNICATIONS, INC.
AND
NEXTEL INTERNATIONAL, INC.

This Amendment is between Motorola, Inc. a Delaware corporation (“Motorola”), Nextel Communications, Inc. (“Nextel”), and Nextel International, Inc. (“Customer”) and amends the iDEN Subscriber Supply Agreement dated as of November 4, 1991, as heretofore amended, modified supplemented or otherwise revised (“Subscriber Supply Agreement”). Capitalized terms used but not defined in this Amendment 003 have the meanings given to them in the Subscriber Supply Agreement.

WHEREAS, the parties have entered into Amendments 001 and 002 to the Subscriber Supply Agreement effective as of January 1, 2000, and January 1, 2001, respectively, to encourage efforts to enhance the reputation of iDEN in the Customer’s international markets by establishing improvement plans for iDEN subscriber delivery; and

WHEREAS, the parties have mutually agreed to enter into this Amendment 003 to the Subscriber Supply Agreement in order to adjust certain terms to reflect current market conditions.

WHEREAS, this Amendment shall set forth the new maximum rebates for years 2002 and 2003 under the Subscriber Supply Agreement

NOW THEREFORE, in consideration of their mutual promises set forth herein and for other good and valuable consideration received by each of them, the parties hereto agree to amend the Subscriber Supply Agreement as follows:

     1.     Amendment 001 to the Subscriber Supply Agreement is hereby modified by changing the maximum rebates for years 2002 and 2003 to [*] and [*], respectively. Accordingly, the columns of Required Number () of Subscriber Units for years 2002 and 2003 are hereby amended to be [*] and [*], respectively. Therefore, the amended first paragraph

Motorola/Nextel 12-07-01 D7	1	Amnt 003 to Subscriber Agrmt

*     Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

of Section A. of the Amendment 001 to the Subscriber Supply Agreement is hereby amended and restated in its entirety as follows:

“A. Customer shall be entitled to the below stated rebate(s) upon the purchase of the required number of subscribers units set forth below:

Column 1	2	3	4

Year	Required # of Subscriber Units	Maximum Rebate	Per Subscriber Reduction

2000	[*]	[*]	[*]
2001	[*]	[*]	[*]
2002	[*]	[*]	[*]
2003	[*]	[*]	[*]

(i) ...”

2. The above Maximum Rebates and Required Number of Subscriber Units supersede all Maximum Rebates and Required Number of Subscriber Units, respectively, including those set forth in the Amendment 001 to the Subscriber Supply Agreement.

3. The Subscriber Supply Agreement shall remain in full force and effect except as expressly amended hereby. This Amendment 003 is effective as of January 1, 2002 with respect to and for all purchases of subscriber units accruing on or after such date.

4. This Amendment 003 may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment 003.

[signature page follows]

Motorola/Nextel 12-07-01 D7	2	Amnt 003 to Subscriber Agrmt

*     Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.

IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties as of the 10 day of December, 2001.

MOTOROLA , INC	NEXTEL INTERNATIONAL, INC.

By: /s/ Charles F. Wright	By: /s/ Robert J. Gilker

Name: Fred C. Wright	Name: Robert J. Gilker

Title: Senior Vice President & General Manager	Title: Vice President
GTSS-NA

MOTOROLA, INC	NEXTEL COMMUNICATIONS, INC.

By: /s/ Bob Suastegui	By:

Name: Bob Suastegui	Name:

Title: Global Account Manager	Title:
Nextel International, Inc. GTSS-NA

Motorola/Nextel 12-07-01 D7	3	Amnt 003 to Subscriber Agrmt

*     Confidential portions omitted and filed separately with the Securities and Exchange Commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.